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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 2,, 1999




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)



 A Delaware Corporation        Commission File       IRS Employer Identification
(State of Incorporation)        Number 1-14087             No. 84-0953188




                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)

                    (The Exhibits Index is located on page 2
                                of this report.)


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Item 5.       Other Events

         On November 2, 1999, U S WEST held a special shareholders meeting for purposes of voting on the proposed merger with Qwest Communications International Inc. the results of which are in the press release filed as an exhibit to this Current Report on Form 8-K.


Item 7.       Financial Statements and Exhibits

              (c) Exhibits Index

Exhibit 99 - Press Release issued by the Company on November 2, 1999 entitled "U S WEST Shareowners Vote Overwhelmingly to Approve Merger with Qwest"
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             U S WEST, Inc.
                            (Formerly "USW-C, Inc.")


                        By: /s/ Thomas O. McGimpsey
                           -----------------------------------------------------
                           Thomas O. McGimpsey
                           Assistant Secretary

Dated:        November 2, 1999